SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 30, 2002

PATINA OIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14344	75-2629477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1625 Broadway Denver, Colorado	80202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (303) 389-3600

ITEM 9.    REGULATION FD DISCLOSURE

Attached and incorporated by reference hereto as Exhibit 99.1 is a press release issued pursuant to direction from the Patina Oil & Gas Corporation Board of Directors on September 30, 2002:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PATINA OIL & GAS CORPORATION

By:	/s/ DAVID J. KORNDER
David J. Kornder, Executive Vice President and Chief Financial Officer

September 30, 2002

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated September 30, 2002